                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Registration Statement of ALEC Holdings, Inc. on Form S-4 of our reports dated March 24, 1999, March 25, 1999 and June 28, 1999 appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus

DELOITTE & TOUCHE LLP

Portland, Oregon
July 2, 1999